SCHEDULE OF NET DEFERRED TAX ASSETS (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Deferred tax assets:
Provision for credit losses	$ 20,267
Net operating loss carried forward	10,336,667	13,315,441
Deferred tax asset for net operating loss carried forward	1,750,527	2,353,678
Total deferred tax assets	1,753,872	2,353,678
Less: valuation allowance	(1,753,872)	(2,353,678)
Deferred tax assets, net of valuation allowance